UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 30, 2008

NOVADEL PHARMA INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

25 Minneakoning Road

Flemington, New Jersey 08822

(Address of principal executive offices) (Zip Code)

(908) 782-3431

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sale of Equity Securities
Item 8.01	Other Events

As previously disclosed on a Current Report on Form 8-K and filed with the Securities and Exchange Commission, referred to herein as the SEC, on May 7, 2008, on May 6, 2008, NovaDel Pharma Inc., referred to herein as the company, entered into a binding Securities Purchase Agreement to sell up to $4,000,000 of secured convertible notes, referred to herein as the convertible notes, and accompanying warrants to ProQuest Investments II, L.P., ProQuest Investments II Advisors Fund, L.P. and ProQuest Investments III, L.P., referred to herein as the purchasers. As previously disclosed on a Current Report on Form 8-K filed with the SEC on May 28, 2008, the company and the purchasers entered into Amendment No. 1 to the Securities Purchase Agreement to clarify the terms of the agreement, referred to herein as the ProQuest financing.

On May 30, 2008, the company closed on $1,475,000 of such convertible notes, yielding net proceeds to the Company of approximately $1,275,000, after deducting fees and estimated expenses.

The securities sold in this private placement have not been registered under the Securities Act of 1933, as amended, referred to herein as the Securities Act, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. In accordance with the terms of the securities purchase agreement, the company has agreed to file a resale registration statement on Form S-3 within 30 days of the closing date to register, pursuant to the Securities Act, the shares of common stock underlying the convertible notes and warrants, acquired by the investors.

A complete copy of each of the form of convertible note, the form of warrant, the Securities Purchase Agreement, the Amendment No. 1 to the Securities Purchase Agreement and the security and pledge agreement and related documents of the company, are attached hereto. The foregoing description of the ProQuest financing and any other documents or filings referenced herein are qualified in their entirety by reference to such exhibits, documents or filings.

The Company issued a press release on June 2, 2008 to announce the initial closing of the ProQuest financing, and a copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

4.1	Form of Convertible Note.

4.2	Form of Warrant.
10.1	Securities Purchase Agreement, dated May 6, 2008, by and among the Company, ProQuest Investments II, L.P., ProQuest Investments II Advisors Fund, L.P. and ProQuest Investments III, L.P.
10.2

Amendment No. 1 to the Securities Purchase Agreement, dated May 28, 2008, by and among the Company, ProQuest Investments II, L.P., ProQuest Investments II Advisors Fund, L.P. and ProQuest Investments III, L.P.

10.3

Security and Pledge Agreement, dated May 6, 2008, by and among the Company, ProQuest Investments II, L.P., ProQuest Investments II Advisors Fund, L.P. and ProQuest Investments III, L.P. as secured parties and ProQuest Investments III, L.P. as collateral agent.

99.1	Press release of NovaDel Pharma Inc. dated June 2, 2008, titled “NovaDel Closes on $1,475,000 of $4 Million Financing with ProQuest Investments.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc.

By:	/s/ DENI M. ZODDA
Name:	Deni M. Zodda
Title:	Senior Vice President and Chief Business Officer

Date: June 3, 2008